ANNUAL REPORT

December 31, 2002


[MORGAN STANLEY LOGO]

Morgan Stanley
Eastern Europe Fund, Inc.


Morgan Stanley
Investment Management Inc.
Investment Adviser


Morgan Stanley Eastern Europe Fund, Inc.

DIRECTORS AND OFFICERS
Barton M. Biggs                 William G. Morton, Jr.
CHAIRMAN OF THE                 DIRECTOR
BOARD OF DIRECTORS

Ronald E. Robison               Michael Nugent
PRESIDENT AND DIRECTOR          DIRECTOR

John D. Barrett II              Fergus Reid
DIRECTOR                        DIRECTOR

Thomas P. Gerrity               Stefanie V. Chang
DIRECTOR                        VICE PRESIDENT

Gerard E. Jones                 Lorraine Truten
DIRECTOR                        VICE PRESIDENT

Joseph J. Kearns                James W. Garrett
DIRECTOR                        TREASURER

Vincent R. McLean               Mary E. Mullin
DIRECTOR                        SECRETARY

C. Oscar Morong, Jr.            Belinda A. Brady
DIRECTOR                        ASSISTANT TREASURER

INVESTMENT ADVISER
Morgan Stanley Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

ADMINISTRATOR
JPMorgan Chase Bank
73 Tremont Street
Boston, Massachusetts 02108

CUSTODIAN
JPMorgan Chase Bank
3 Chase MetroTech Center
Brooklyn, New York 11245

STOCKHOLDER SERVICING AGENT
American Stock Transfer & Trust Company
59 Maiden Lane
New York, New York 10030
(800) 278-4353

LEGAL COUNSEL
Clifford Chance US LLP
200 Park Avenue
New York, New York 10166

INDEPENDENT AUDITORS
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726 or visit our website at www.morganstanley.com/im.

(C) 2003 Morgan Stanley

                                        MORGAN STANLEY EASTERN EUROPE FUND, INC.

                                        Overview

Letter to Stockholders

For the year ended December 31, 2002, the Morgan Stanley Eastern Europe Fund, Inc. (the "Fund") had a total return, based on net asset value per share of 13.42% compared to 14.57% for the Fund's benchmark (described on the Investment Summary page). On December 31, 2002, the closing price of the Fund's shares on the New York Stock Exchange was $17.17, representing a 15.8% discount to the Fund's net asset value per share.

MARKET REVIEW

Underperformance relative to the benchmark was primarily due to stock selection in Russia. Meanwhile, stock selection within the three Central European countries was largely positive. On a country allocation basis the Fund's underweight position in Poland added to relative returns while country allocations to Hungary and the Czech Republic was weak.

After a relatively strong 2001 year, the Eastern European region, led by strong returns in Russia (+15.4%, Index return) and Central European countries such as the Czech Republic (+43.7%) and Hungary (+30.3%), continued to outperform the majority of equity markets around the world. 2002 was the fourth consecutive year the asset class outperformed both the U.S. and developed international markets. The Index rose 14.6% versus a 15.9% decline in the MSCI Europe, Australasia and Far East index and a 22.1% decline in the S&P 500. Despite weak global economic growth, increased geo-political risk and the continued decline in global equity markets, performance in the region was supported by progress of the Central European countries towards European Union (EU) convergence while higher oil prices and strong fundamental data supported markets in Russia. Poland (+1.0%) was the only country in the region that failed to post double-digit returns given ongoing concerns over economic weakness and high real interest rates.

MARKET OUTLOOK

In Russia, we are expecting a temporary slowdown in structural reforms ahead of the late 2003 Duma elections. As a result, the pace of reforms in such critical sectors as energy and power will likely be a disappointment. Despite proactive debt management and structural reforms achieved to date, the Russian economy remains quite vulnerable to energy prices. We therefore remain cautiously neutral on Russia ahead of an expected military confrontation with Iraq which may have significant short and medium-term implications to the sustainable price of oil. In the latter part of 2002, the prospect of significant foreign direct investment flows was strongly driven by certainty over energy related tax legislation and a resumption of structural reforms. We maintain a neutral weight in Russia with a slight underweight in the energy sector.

Post the Copenhagen summit, we believe that the economic and structural policies of the Central European countries will be anchored on a market friendly path with the aim of securing EU membership by 2007-2008. In the three Central European countries (Poland, Hungary and the Czech Republic) fiscal and monetary policy is being used proactively to stimulate domestic demand thereby offsetting the softness in external demand. We are therefore more constructive in Poland in 2003 as the economy is showing signs of a recovering gross domestic product
(GDP) growth, driven by strengthening exports and private consumption. We believe that the benign inflationary outlook will increase the scope for more aggressive monetary easing in the second half. In Hungary, we expect the pace of economic growth to accelerate due mainly to domestic demand which is supported by strong business sentiment and the lax fiscal policies of 2002. Despite the deterioration in the fiscal balance (budget deficit in 2002 is expected to be larger than 10% of GDP), we expect interest rates to continue to decline in 2003 as inflationary fears subside and the Central Bank becomes concerned with an appreciating forint. Finally, thanks to strong investments and buoyant household consumption, we expect the Czech Republic economic activity to strengthen as well in 2003. We maintain overweights in Poland and Hungary and a neutral weight in the Czech Republic, a smaller and less liquid market.

OTHER DEVELOPMENTS

In our ongoing efforts to reduce Fund expenses, the Fund will discontinue the distribution of first and third quarter stockholder reports. The Fund will continue to produce and distribute semi-annual and annual stockholder reports. Additionally, the Fund's portfolio holdings information that was contained in the first and third quarter reports will be available on our web site, which is www.morganstanley.com/im, beginning in May of 2003. If you have difficulty accessing or navigating the site, or if you would like us to send you a copy of the portfolio holdings, please call us at 1-800-221-6726 and we will be happy to assist you.

On February 13, 2003, Barton M. Biggs resigned as Director and Chairman of the Board of Directors of the Fund. On that same day, Mitch Merin, President and Chief Operating Officer of the Adviser, was elected by the Fund's Board of Directors to serve as a Director and Chairman of the Board of Directors of the Fund.

Sincerely,

/s/ Ronald E. Robison

Ronald E. Robison
President and Director                                              January 2003

                                        MORGAN STANLEY EASTERN EUROPE FUND, INC.

                                        December 31, 2002

Investment Summary (Unaudited)

Historical Information

                                                                         TOTAL RETURN (%)
                                         ---------------------------------------------------------------------------
                                              MARKET VALUE(1)         NET ASSET VALUE(2)            INDEX(3)
                                         ---------------------------------------------------------------------------
                                                         AVERAGE                   AVERAGE                   AVERAGE
                                         CUMULATIVE       ANNUAL   CUMULATIVE       ANNUAL   CUMULATIVE      ANNUAL
--------------------------------------------------------------------------------------------------------------------
One Year                                      11.17%       11.17%       13.42%       13.42%       14.57%       14.57%
Five Year                                    (23.01)       (5.10)      (17.84)       (3.85)      (29.10)       (6.65)
Since Inception*                               6.72         1.05        26.78         3.87        14.82         2.23

Past performance is not predictive of future performance.

[CHART]

Returns and Per Share Information

                                                                 YEAR ENDED DECEMBER 31,
                                      ---------------------------------------------------------------------------
                                        1996*       1997       1998       1999       2000       2001       2002
-----------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share             $ 20.77    $ 26.59    $ 12.65    $ 20.38    $ 15.80    $ 18.55    $ 20.40
-----------------------------------------------------------------------------------------------------------------
Market Value Per Share                $ 18.00    $ 23.88    $  9.81    $ 16.88    $ 12.19    $ 15.93    $ 17.17
-----------------------------------------------------------------------------------------------------------------
Premium/(Discount)                      (13.3)%    (10.2)%    (22.4)%    (17.2)%    (22.8)%    (14.1)%    (15.8)%
-----------------------------------------------------------------------------------------------------------------
Income Dividends                      $  0.07         --         --         --         --         --         --
-----------------------------------------------------------------------------------------------------------------
Capital Gains Distributions                --    $  3.68    $  0.67         --         --         --    $  0.58
-----------------------------------------------------------------------------------------------------------------
Fund Total Return(2)                     4.18%     48.19%    (50.62)%    61.11%    (22.47)%    17.41%     13.42%
-----------------------------------------------------------------------------------------------------------------
Index Total Return(3)                    9.25%     48.23%    (57.84)%    67.30%    (20.22)%     9.97%     14.57%
-----------------------------------------------------------------------------------------------------------------

(1) Assumes dividends and distributions, if any, were reinvested.
(2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. Total returns do not reflect the deduction of taxes that a stockholder would pay on Fund distributions or the redemption of fund shares. These percentages are not an indication of the performance of a stockholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.
(3) Since January 1, 1998, the Fund's performance has been compared with the Morgan Stanley Capital International (MSCI) Emerging Markets Eastern Europe Index. The Index is comprised of the market capitalization weighted MSCI local indices for Russia, Poland, the Czech Republic and Hungary. For the period from the commencement of operations through December 31, 1997, the Fund's performance had been compared with the Russia (Moscow Times 50) and New Europe Blended Composite. The composite was comprised of 50% of the market capitalization weighted Morgan Stanley Capital International (MSCI) local indices for the Czech Republic, Hungary and Poland and 50% of the Moscow Times 50 Index.
*   The Fund commenced operations on September 30, 1996.

    FOREIGN INVESTING INVOLVES CERTAIN RISKS, INCLUDING CURRENCY FLUCTUATIONS AND CONTROLS, RESTRICTIONS ON FOREIGN INVESTMENTS, LESS GOVERNMENTAL SUPERVISION AND REGULATION, LESS LIQUIDITY AND THE POTENTIAL FOR MARKET VOLATILITY AND POLITICAL INSTABILITY. IN ADDITION, INVESTING IN EMERGING MARKETS MAY INVOLVE A RELATIVELY HIGHER DEGREE OF VOLATILITY.

                                        MORGAN STANLEY EASTERN EUROPE FUND, INC.

                                        December 31, 2002

Portfolio Summary (Unaudited)

[CHART]

Allocation of Total Investments

Short-Term Investments                         1.0%
Equity Securities                             99.0%

[CHART]

Industries

Banks                                         24.7%
Integrated Oil & Gas                          17.0%
Oil & Gas Exploration & Production            13.7%
Diversified Telecommunication Services        13.4%
Wireless Telecommunication Services            9.3%
Other                                         21.9%

[CHART]

Country Weightings

Russia                                        54.2%
Poland                                        19.9%
Hungary                                       18.5%
Croatia                                        5.9%
Other                                          1.5%

Ten Largest Holdings*

                                                 PERCENT OF
                                                 NET ASSETS
-----------------------------------------------------------
 1.  LUKoil Holdings (Russia)                          11.1%
 2.  Surgutneftegaz (Russia)                           10.5
 3.  Mobile Telesystems (Russia)                        9.4
 4.  OTP Bank Rt. (Hungary)                             9.2
 5.  Bank Pekao SA (Poland)                             7.8
 6.  Sberbank RF (Russia)                               6.5%
 7.  Pliva D.D. (Croatia)                               5.9
 8.  Telekomunikacja Polska SA (Poland)                 5.9
 9.  MMC Norlsk Nickel (Russia)                         4.2
10.  Central European Distribution Corp. (Poland)       4.1
                                                       ----
                                                       74.6%
                                                       ====

* Excludes Short-Term Investments

                                        MORGAN STANLEY EASTERN EUROPE FUND, INC.

                                        STATEMENT OF NET ASSETS
                                        December 31, 2002

Statement of Net Assets

                                                                           VALUE
                                                          SHARES           (000)
--------------------------------------------------------------------------------
COMMON STOCKS (101.6%)
(UNLESS OTHERWISE NOTED)
--------------------------------------------------------------------------------
CROATIA (5.9%)
PHARMACEUTICALS
  Pliva D.D. GDR                                         308,167      $    4,376
================================================================================
CZECH REPUBLIC (3.1%)
BANKS
  Komercni Banka AS GDR                                   39,500             904
--------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES
  Cesky Telecom AS                                       172,100(a)        1,401
--------------------------------------------------------------------------------
                                                                           2,305
================================================================================
HUNGARY (18.5%)
BANKS
  OTP Bank Rt.                                           516,581           5,081
  OTP Bank Rt. GDR                                        88,950           1,748
--------------------------------------------------------------------------------
                                                                           6,829
--------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES
  Matav Rt.                                              273,161             991
  Matav Rt. ADR                                           97,329           1,732
--------------------------------------------------------------------------------
                                                                           2,723
--------------------------------------------------------------------------------
INTEGRATED OIL & GAS
  MOL Magyar Olaj-es Gazipari Rt.                         76,149           1,778
  MOL Magyar Olaj-es Gazipari Rt. GDR                     33,300             779
--------------------------------------------------------------------------------
                                                                           2,557
--------------------------------------------------------------------------------
PHARMACEUTICALS
  Gedeon Richter Rt.                                      24,700           1,632
--------------------------------------------------------------------------------
                                                                          13,741
================================================================================
POLAND (19.9%)
BANKS
  Bank Pekao SA                                          232,404           5,736
--------------------------------------------------------------------------------
BEVERAGES
  Central European Distribution Corp.                    165,500(a)        3,063
--------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES
  Telekomunikacja Polska SA                              480,000(a)        1,599
  Telekomunikacja Polska SA GDR                          820,970(a)        2,750
--------------------------------------------------------------------------------
                                                                           4,349
--------------------------------------------------------------------------------
METALS & MINING
  KGHM Polska Miedz SA                                    10,000(a)           35
--------------------------------------------------------------------------------
OIL & GAS REFINING & MARKETING
  Polski Koncern Naftowy Orlen SA                        332,064           1,535
  Polski Koncern Naftowy Orlen SA GDR                      1,100              10
--------------------------------------------------------------------------------
                                                                           1,545
--------------------------------------------------------------------------------
                                                                          14,728
================================================================================
RUSSIA (54.2%)
BANKS
  Sberbank RF                                             25,200      $    4,834
--------------------------------------------------------------------------------
BEVERAGES
  Sun Interbrew Ltd.                                     140,900(a,b)        592
  Sun Interbrew Ltd. GDR                                 265,000(a,b)      1,113
  Wimm-Bill-Dann Foods OJSC ADR                          108,200(a)        1,942
--------------------------------------------------------------------------------
                                                                           3,647
--------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES
  Mustcom                                               9,526,80(b)        1,475
--------------------------------------------------------------------------------
INTEGRATED OIL & GAS
  Gazprom ADR                                            152,500           1,800
  LUKoil Holdings                                        292,900           4,499
  LUKoil Holdings ADR                                     60,516           3,718
--------------------------------------------------------------------------------
                                                                          10,017
--------------------------------------------------------------------------------
METALS & MINING
  MMC Norilsk Nickel ADR                                 151,965           3,073
--------------------------------------------------------------------------------
OIL & GAS EXPLORATION & PRODUCTION
  Surgutneftegaz ADR                                     210,369           3,342
  Surgutneftegaz ADR (Preferred)                         191,300           4,457
  Yukos ADR                                               16,700           2,353
--------------------------------------------------------------------------------
                                                                          10,152
--------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES
  Mobile Telesystems ADR                                 186,600           6,930
--------------------------------------------------------------------------------
                                                                          40,128
================================================================================
TOTAL COMMON STOCKS
  (Cost $76,367)                                                          75,278
================================================================================

                                                            FACE
                                                          AMOUNT
                                                           (000)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (1.0%)
--------------------------------------------------------------------------------
UNITED STATES (1.0%)
REPURCHASE AGREEMENT
  J.P. Morgan Securities Inc.,
  1.05%, dated 12/31/02, due
  1/02/03 (Cost $756)                                 $      756(c)          756
--------------------------------------------------------------------------------

   The accompanying notes are an integral part of the financial statements.

                                        MORGAN STANLEY EASTERN EUROPE FUND, INC.

                                        STATEMENT OF NET ASSETS
                                        December 31, 2002

Statement of Net Assets (cont'd)

                                                                           VALUE
                                                                           (000)
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (102.6%)
  (Cost $77,123)                                                      $   76,034
================================================================================

                                                          AMOUNT
                                                           (000)
--------------------------------------------------------------------------------
OTHER ASSETS (0.5%)
  Cash                                                $        2
  Dividends Receivable                                       356
  Tax Reclaim Receivable                                      25
  Other                                                        1             384
================================================================================
LIABILITIES (-3.1%)
  Payable For:
    Distributions Declared                                (2,096)
    Investment Advisory Fees                                (101)
    Custodian Fees                                           (31)
    Professional Fees                                        (29)
    Stockholder Reporting Expenses                           (27)
    Directors' Fees and Expenses                             (27)
    Administrative Fees                                       (6)
  Other Liabilities                                           (3)         (2,320)
================================================================================
NET ASSETS (100%)
  Applicable to 3,632,584 issued and
    outstanding $0.01 par value shares
    (100,000,000 shares authorized)                                   $   74,098
================================================================================
NET ASSET VALUE PER SHARE                                             $    20.40
================================================================================
AT DECEMBER 31, 2002, NET ASSETS CONSISTED OF:
  Common Stock                                                                36
  Paid-in Capital                                                         76,323
  Undistributed Net Investment Income
    (Accumulated Net Investment Loss)                                        (27)
  Accumulated Net Realized Loss                                           (1,155)
  Unrealized Appreciation (Depreciation) on
    Investments and Foreign Currency Translations                         (1,079)
================================================================================
TOTAL NET ASSETS                                                      $   74,098
================================================================================

(a)--Non-income producing.
(b)--Investments valued at fair value - see Note A-1 to financial statements. At December 31, 2002, the Fund held $3,180,000 of fair-valued securities, representing 4.3% of net assets.
(c)--The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated funds.
ADR--American Depositary Receipt
GDR--Global Depositary Receipt

                    SUMMARY OF TOTAL INVESTMENTS BY INDUSTRY
                CLASSIFICATION -- DECEMBER 31, 2002 (UNAUDITED)

                                                                        PERCENT
                                                         VALUE          OF NET
INDUSTRY                                                 (000)          ASSETS
--------------------------------------------------------------------------------
Banks                                                  $ 18,303          24.7%
Beverages                                                 6,710           9.1
Diversified Telecommunication Services                    9,948          13.4
Integrated Oil & Gas                                     12,574          17.0
Metals & Mining                                           3,108           4.2
Oil & Gas Exploration & Production                       10,152          13.7
Oil & Gas Refining & Marketing                            1,545           2.1
Pharmaceuticals                                           6,008           8.1
Wireless Telecommunication Services                       6,930           9.3
Other                                                       756           1.0
--------------------------------------------------------------------------------
                                                       $ 76,034         102.6%
================================================================================

    The accompanying notes are an integral part of the financial statements.

                                        MORGAN STANLEY EASTERN EUROPE FUND, INC.

                                        Financial Statements

Statement of Operations

                                                                                                           YEAR ENDED
                                                                                                    DECEMBER 31, 2002
                                                                                                                (000)
---------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Dividends (net of $84 foreign taxes withheld)                                                               $ 1,144
  Interest                                                                                                         37
=====================================================================================================================
    TOTAL INCOME                                                                                                1,181
=====================================================================================================================
EXPENSES
  Investment Advisory Fees                                                                                      1,240
  Custodian Fees                                                                                                  161
  Administrative Fees                                                                                             117
  Professional Fees                                                                                                96
  Stockholder Reporting Expenses                                                                                   60
  Stockholder Servicing Fees                                                                                       11
  Interest Expense                                                                                                 10
  Directors' Fees and Expenses                                                                                      5
  Other Expenses                                                                                                   23
=====================================================================================================================
    TOTAL EXPENSES                                                                                              1,723
=====================================================================================================================
      NET INVESTMENT INCOME (LOSS)                                                                               (542)
=====================================================================================================================
NET REALIZED GAIN (LOSS) ON:
  Investments                                                                                                  14,398
  Foreign Currency Transactions                                                                                    28
=====================================================================================================================
    NET REALIZED GAIN (LOSS)                                                                                   14,426
=====================================================================================================================
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
  Investments                                                                                                  (5,332)
  Foreign Currency Translations                                                                                     9
=====================================================================================================================
    CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                                                           (5,323)
=====================================================================================================================
TOTAL NET REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                             9,103
=====================================================================================================================
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                             $ 8,561
=====================================================================================================================

Statement of Changes in Net Assets

                                                                                       YEAR ENDED          YEAR ENDED
                                                                                DECEMBER 31, 2002   DECEMBER 31, 2001
                                                                                            (000)               (000)
---------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net Investment Income (Loss)                                                           $   (542)           $   (804)
  Net Realized Gain (Loss)                                                                 14,426              (6,058)
  Change in Unrealized Appreciation (Depreciation)                                         (5,323)             16,355
=====================================================================================================================
      NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                       8,561               9,493
=====================================================================================================================
Distributions from and/or in excess of:
    Net Realized Gain                                                                      (2,096)                 --
=====================================================================================================================
Capital Share Transactions:
    Shares Repurchased (166,224 shares and 359,240 shares, respectively)                   (2,832)             (4,728)
=====================================================================================================================
    TOTAL INCREASE (DECREASE)                                                               3,633               4,765
=====================================================================================================================
Net Assets:
    Beginning of Period                                                                    70,465              65,700
=====================================================================================================================
    END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME
     (ACCUMULATED NET INVESTMENT LOSS) OF $(27) AND  $70,465 $(27), RESPECTIVELY)        $ 74,098            $ 70,465
=====================================================================================================================

   The accompanying notes are an integral part of the financial statements.

                                        MORGAN STANLEY EASTERN EUROPE FUND, INC.

                                        Financial Highlights

Selected Per Share Data and Ratios

                                                                  YEAR ENDED DECEMBER 31,
                                                  ----------------------------------------------------
                                                      2002+      2001       2000       1999       1998
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $  18.55   $  15.80   $  20.38   $  12.65   $  26.59
------------------------------------------------------------------------------------------------------
Net Investment Income (Loss)                         (0.15)     (0.21)     (0.32)     (0.34)     (0.17)
Net Realized and Unrealized Gain (Loss) on
  Investments                                         2.45       2.71      (4.51)      7.91     (13.21)
------------------------------------------------------------------------------------------------------
    Total from Investment Operations                  2.30       2.50      (4.83)      7.57     (13.38)
------------------------------------------------------------------------------------------------------
Distributions from and/or in excess of:
  Net Realized Gain                                  (0.58)        --         --         --      (0.67)
------------------------------------------------------------------------------------------------------
Anti-Dilutive Effect of Share Repurchase Program      0.13       0.25       0.25       0.16       0.11
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $  20.40   $  18.55   $  15.80   $  20.38   $  12.65
======================================================================================================
PER SHARE MARKET VALUE, END OF PERIOD             $  17.17   $  15.93   $  12.19   $  16.88   $   9.81
======================================================================================================
TOTAL INVESTMENT RETURN:
  Market Value                                       11.17%     30.71%    (27.78)%    71.98%    (57.34)%
  Net Asset Value (1)                                13.42%     17.41%    (22.47)%    61.11%    (50.62)%
======================================================================================================
RATIOS, SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (THOUSANDS)             $ 74,098   $ 70,465   $ 65,700   $ 90,879   $ 60,309
------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets               2.22%      2.42%      2.25%      2.51%      2.51%
Ratio of Net Investment Income (Loss) to Average     (0.70)%    (1.29)%    (1.53)%    (2.25)%    (0.89)%
  Net Assets
Portfolio Turnover Rate                                155%       150%       123%       161%        96%
------------------------------------------------------------------------------------------------------

(1) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a stockholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.
+ Per share amounts for the year ended December 31, 2002 are based on average shares outstanding.

    The accompanying notes are an integral part of the financial statements.

                                        MORGAN STANLEY EASTERN EUROPE FUND, INC.

                                        December 31, 2002

Notes to Financial Statements

     Morgan Stanley Eastern Europe Fund, Inc. (the "Fund") was incorporated in Maryland on February 3, 1994 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is long-term capital appreciation through investments primarily in equity securities.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in the preparation of its financial statements. Accounting principles generally accepted in the United States of America may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: In valuing the Fund's assets, all listed securities, for which market quotations are readily available are valued at the last sales price on the valuation date, or if there was no sale on such date at the mean between the current bid and asked prices. Securities which are traded over-the-counter are valued at the mean of current bid and asked prices obtained from reputable brokers. Short-term securities which mature in 60 days or less are valued at amortized cost. For all other securities and investments for which market values are not readily available, including restricted securities, and where prices determined in accordance with the aforementioned procedures are not reflective of fair market value, values are determined in good faith, under fair valuation procedures adopted by the Board of Directors, although actual calculations may be done by others.

2. REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements under which the Fund lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities (collateral), with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

     The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

3. FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

     - investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

     - investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

     Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) due to securities transactions are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

     Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign

                                        MORGAN STANLEY EASTERN EUROPE FUND, INC.

                                        December 31, 2002

Notes to Financial Statements (cont'd)

     currency translations in the Statement of Net Assets. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

     A significant portion of the Fund's net assets consist of securities of issuers located in emerging markets or which are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities. Securities in emerging markets involve certain considerations and risks not typically associated with investments in the United States. In addition to smaller size, lesser liquidity and greater volatility, certain securities' markets in which the Fund may invest are less developed than the U.S. securities market and there is often substantially less publicly available information about these issuers. Further, emerging market issues may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty. Accordingly, the price which the Fund may realize upon sale of securities in such markets may not be equal to its value as presented in the financial statements.

The Fund may use derivatives to achieve its investment objectives. The Fund may engage in transactions in futures contracts on foreign currencies, stock indices, as well as in options, swaps and structured notes. Consistent with the Fund's investment objectives and policies, the Fund may use derivatives for non-hedging as well as hedging purposes.

Following is a description of derivative instruments that the Fund has utilized and their associated risks:

4. FOREIGN CURRENCY EXCHANGE CONTRACTS: The Fund may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates and, in certain situations, to gain exposure to a foreign currency. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

5. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis. Dividend income is recorded on the ex-dividend date (except certain dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Distributions to stockholders are recorded on the ex-dividend date.

B. ADVISER: Morgan Stanley Investment Management Inc. (the "Adviser") provides investment advisory services to the Fund under the terms of an Investment Advisory Agreement (the "Agreement"). Under the Agreement, the Adviser is paid a fee computed weekly and payable monthly at the annual rate of 1.60% of the Fund's average weekly net assets.

C. ADMINISTRATOR: JPMorgan Chase Bank, through its corporate affiliate J.P. Morgan Investor Services Co. (the "Administrator"), provides administrative services to the Fund under an Administration Agreement. Under the old Administration Agreement, effective through September 30, 2002, the Administrator was paid a fee computed weekly and payable monthly at an annual rate of 0.09% of the Fund's average weekly net assets, plus $65,000 per annum. Effective October 1, 2002, under the new Administration Agreement, the Administrator is paid a fee computed weekly and payable monthly at an annual rate of 0.02435% of the Fund's average weekly net assets, plus $24,000 per annum. In addition, the Fund is charged for certain out-of-pocket expenses incurred by the Administrator on its behalf.

D. CUSTODIAN: JPMorgan Chase Bank serves as custodian for the Fund. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

E. FEDERAL INCOME TAXES: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

                                        MORGAN STANLEY EASTERN EUROPE FUND, INC.

                                        December 31, 2002

Notes to Financial Statements (cont'd)

Dividend income and distributions to stockholders are recorded on the ex-dividend date.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/ or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned.

The tax character of distributions paid may differ from the character of distributions shown on the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2002 and 2001 was as follows:

               2002 DISTRIBUTIONS     2001 DISTRIBUTIONS
                   PAID FROM:              PAID FROM:
                     (000)                   (000)
              --------------------   --------------------
                         LONG-TERM              LONG-TERM
              ORDINARY     CAPITAL   ORDINARY     CAPITAL
                INCOME        GAIN     INCOME        GAIN
              -------------------------------------------
                 $ 322     $ 1,774      $  --        $ --

The amount and character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. The book/tax differences are considered either temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains and losses on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences may result in reclassifications among undistributed net investment income (loss), accumulated net realized gain (loss) and paid-in capital. Adjustments for permanent book-tax differences, if any, are not reflected in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

At December 31, 2002, the components of distributable earnings on a tax basis were are follows:

       UNDISTRIBUTED          UNDISTRIBUTED
      ORDINARY INCOME    LONG-TERM CAPITAL GAIN
           (000)                 (000)
-----------------------------------------------
           $ 103                 $ --
-----------------------------------------------

At December 31, 2002, the U.S. Federal income tax cost basis of investments (excluding foreign currency if applicable) was $78,060,000 and, accordingly, net unrealized depreciation for U.S. Federal income tax purposes was $2,026,000 of which $7,305,000 related to appreciated securities and $9,331,000 related to depreciated securities.

At December 31, 2002, the Fund had no capital loss carryforward for U.S. Federal income tax purposes. During the year ended December 31, 2002, the Fund utilized capital loss carryforward for U.S. Federal income tax purposes of approximately $10,950,000.

Net capital and currency losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the year ended December 31, 2002, the Fund deferred to January 1, 2003, for U.S. Federal income tax purposes, post-October capital losses of $321,000.

F. OTHER: During the year ended December 31, 2002, the Fund made purchases and sales totaling approximately $114,434,000 and $118,258,000, respectively, of investment securities other than long-term U.S. Government securities and short-term investments. There were no purchases or sales of long-term U.S. Government securities.

For the year ended December 31, 2002, the Fund incurred $33,000 of brokerage commissions with Morgan Stanley & Co., an affiliate of the Adviser.

Settlement and registration of securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, including Russia, ownership of shares is defined according to entries in the issuer's share register. In Russia, there currently exists no central registration system and the share registrars may not be subject to effective state supervision. It is possible the Fund could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Fund to further risk of loss in the event of a failure to complete the transaction by the counterparty.

Each Director of the Fund who is not an officer of the Fund or an affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Directors' Deferred Compensation Plan (the "Plan"). Under the Plan, such Directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred portions are treated, based on an election by the Director, as if they were either invested in the Fund's shares or

                                        MORGAN STANLEY EASTERN EUROPE FUND, INC.

                                        December 31, 2002

Notes to Financial Statements (cont'd)

invested in U.S. Treasury Bills, as defined under the Plan. At December 31, 2002, the deferred fees payable under the Plan, totaled $27,000 and are included in Payable for Directors' Fees and Expenses on the Statement of Net Assets. The deferred portion of Directors' Fees and Expenses shown on the Statement of Operations is impacted by fluctuations in the market value of the investments selected by each Director. For the fiscal year ended December 31, 2002, Directors' Fees and Expenses were increased by $2,980 due to these fluctuations.

On September 15, 1998, the Fund commenced a share repurchase program for purposes of enhancing stockholder value and reducing the discount at which the Fund's shares traded from their net asset value. During the year ended December 31, 2002, the Fund repurchased 166,224 of its shares at an average discount of 14.27% from net asset value per share. Since the inception of the program, the Fund has repurchased 1,405,164 of its shares at an average discount of 16.89% from net asset value per share. The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Board of Directors.

On December 13, 2002 the Officers of the Fund, pursuant to authority granted by the Board of Directors declared a distribution of $0.5769 per share, derived from net realized gains, payable on January 10, 2003, to stockholders of record on December 24, 2002.

FEDERAL TAX INFORMATION (UNAUDITED)

     For the year ended December 31, 2002, the Fund expects to pass through to stockholders foreign tax credits totaling approximately $60,000. In addition, for the year ended December 31, 2002, gross income derived from sources within a foreign country totaled $1,228,000.

                                        MORGAN STANLEY EASTERN EUROPE FUND, INC.

                                        December 31, 2002

Independent Auditors' Report

TO THE STOCKHOLDERS AND BOARD OF DIRECTORS OF
MORGAN STANLEY EASTERN EUROPE FUND, INC.

We have audited the accompanying statement of net assets of Morgan Stanley Eastern Europe Fund, Inc. (the "Fund") as of December 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended December 31, 1999 were audited by other auditors whose report, dated February 18, 2000, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Eastern Europe Fund, Inc. at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
February 7, 2003

                                        MORGAN STANLEY EASTERN EUROPE FUND, INC.

                                        Overview

Director and Officer Information (Unaudited)

Independent Directors:

                                                                                    NUMBER OF
                                        TERM OF                                     PORTFOLIOS IN
                                        OFFICE AND                                  FUND
                           POSITION(S)  LENGTH OF                                   COMPLEX
NAME, AGE AND ADDRESS OF   HELD WITH    TIME        PRINCIPAL OCCUPATION(S) DURING  OVERSEEN BY    OTHER DIRECTORSHIPS HELD BY
DIRECTOR                   REGISTRANT   SERVED*     PAST 5 YEARS                    DIRECTOR**     DIRECTOR
-------------------------  -----------  ----------  ------------------------------  -------------  --------------------------------
John D. Barrett II (67)    Director     Director    Chairman and Director of         71            Director of the Ashforth Company
565 Fifth Avenue                        since       Barrett Associates, Inc.                       (real estate).
New York, NY 10017                      1996        (investment counseling).


Thomas P. Gerrity (61)     Director     Director    Professor of Management,         71            Director, ICG Commerce, Inc.;
219 Grays Lane                          since       formerly Dean, Wharton School                  Sunoco; Fannie Mae; Reliance
Haverford, PA 19041                     2001        of Business, University of                     Group Holdings, Inc., CVS
                                                    Pennsylvania; formerly                         Corporation and Knight-Ridder,
                                                    Director, IKON Office                          Inc.
                                                    Solutions, Inc., Fiserv,
                                                    Digital Equipment Corporation,
                                                    Investor Force Holdings, Inc.
                                                    and Union Carbide Corporation.

Gerard E. Jones (65)       Director     Director    Of Counsel, Shipman & Goodwin,   72            Director of Tractor Supply
Shipman & Goodwin, LLP                  since       LLP (law firm).                                Company, Tiffany Foundation, and
43 Arch Street                          2001                                                       Fairfield County Foundation.
Greenwich, CT 06830                                                                                Director of The India Magnum Fund
                                                                                                   Ltd.

Joseph J. Kearns (60)      Director     Director    Investment consultant;           71            Director, Electro Rent
Kearns & Associates LLC                 since       formerly CFO of The J. Paul                    Corporation and The Ford Family
PMB 754                                 2001        Getty Trust.                                   Foundation.
23852 Pacific Coast Hwy.
Malibu, CA 90265

Vincent R. McLean (71)     Director     Director    Formerly, Executive Vice         71            Director, Banner Life Insurance
702 Shackamaxon Drive                   since       President, Chief Financial                     Co.; William Penn Life Insurance
Westfield, NJ 07090                     2001        Officer, Director and Member                   Company of New York.
                                                    of the Executive Committee of
                                                    Sperry Corporation (now part
                                                    of Unisys Corporation).

C. Oscar Morong, Jr. (67)  Director     Director    Managing Director, Morong        71            Trustee of the mutual funds in
1385 Outlook Drive West                 since       Capital Management; formerly,                  the Smith Barney/CitiFunds fund
Mountainside, NJ 07092                  2001        Senior Vice President and                      complex.
                                                    Investment Manager for CREF,
                                                    TIAA-CREF Investment
                                                    Management, Inc. (investment
                                                    management); formerly,
                                                    Director, The Indonesia Fund
                                                    (mutual fund).

William G. Morton, Jr.     Director     Director    Chairman Emeritus and former     71            Director of Radio Shack
(65)                                    since       Chief Executive Officer of                     Corporation (electronics).
304 Newbury Street, #560                2000        Boston Stock Exchange.
Boston, MA 02115

Michael Nugent (66)        Director     Director    General Partner, Triumph        194            Director of various business
c/o Triumph Capital, L.P.               since       Capital, L.P. (private                         organizations; Chairman of the
237 Park Avenue                         2001        investment partnership);                       Insurance Committee and Director
New York, NY 10017                                  formerly, Vice President,                      or Trustee of the retail families
                                                    Bankers Trust Company and BT                   of funds advised by Morgan
                                                    Capital Corporation.                           Stanley Investment Advisors Inc.

Fergus Reid (70)           Director     Director    Chairman and Chief Executive     72            Trustee and Director of
85 Charles Colman Blvd.                 since       Officer of Lumelite Plastics                   approximately 30 investment
Pawling, NY 12564                       1996        Corporation.                                   companies in the JPMorgan Funds
                                                                                                   complex managed by JPMorgan
                                                                                                   Investment Management Inc.
                                                                                                   Director of The India Magnum Fund
                                                                                                   Ltd.

                                        MORGAN STANLEY EASTERN EUROPE FUND, INC.

                                        Overview

Director and Officer Information (cont'd)

Interested Directors:

                                                                                    NUMBER OF
                                        TERM OF                                     PORTFOLIOS IN
                                        OFFICE AND                                  FUND
                           POSITION(S)  LENGTH OF                                   COMPLEX
NAME, AGE AND ADDRESS OF   HELD WITH    TIME        PRINCIPAL OCCUPATION(S) DURING  OVERSEEN BY    OTHER DIRECTORSHIPS HELD BY
DIRECTOR                   REGISTRANT   SERVED*     PAST 5 YEARS                    DIRECTOR**     DIRECTOR
-------------------------  -----------  ----------  ------------------------------  -------------  --------------------------------
Barton M. Biggs (70)       Chairman     Chairman    Chairman, Director and           72            Member of the Yale Development
1221 Avenue of the         and          and         Managing Director of Morgan                    Board
Americas                   Director     Director    Stanley Investment Management
New York, NY 10020                      since       Inc. and Chairman and Director
                                        1996        of Morgan Stanley Investment
                                                    Management Limited; Managing
                                                    Director of Morgan Stanley &
                                                    Co. Incorporated; Director and
                                                    Chairman of the Board of
                                                    various U.S. registered
                                                    companies managed by Morgan
                                                    Stanley Investment Management
                                                    Inc.

Ronald E. Robison (63)     President    President   President and Trustee; Chief     72
1221 Avenue of the         and          and         Global Operations Officer and
Americas                   Director     Director    Managing Director of Morgan
New York, NY 10020                      since       Stanley Investment Management,
                                        2001        Inc.; Managing Director of
                                                    Morgan Stanley & Co.
                                                    Incorporated; formerly,
                                                    Managing Director and Chief
                                                    Operating Officer of TCW
                                                    Investment Management Company;
                                                    Director and President of
                                                    various funds in the Fund
                                                    Complex.

----------------
* Each Director serves an indefinite term, until his or her successor is elected.
** The Fund Complex includes all funds advised by Morgan Stanley Investment Management Inc. and any funds that have an investment advisor that is an affiliated entity of Morgan Stanley Investment Management Inc. (including, but not limited to, Morgan Stanley Investments LP, Morgan Stanley Investment Advisors Inc. and Van Kampen Asset Management Inc.).

                                        MORGAN STANLEY EASTERN EUROPE FUND, INC.

                                        Overview

Director and Officer Information (cont'd)

Officers:

                                            POSITION(S)  TERM OF OFFICE
                                            HELD WITH    AND LENGTH OF
NAME, AGE AND ADDRESS OF EXECUTIVE OFFICER  REGISTRANT   TIME SERVED*    PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
------------------------------------------  -----------  --------------  ----------------------------------------------------------
Ronald E. Robison (63)                      President    President and   Chief Global Operations Officer and Managing Director of
Morgan Stanley Investment Management Inc.   and          Director since  Morgan Stanley Investment Management Inc.; Director and
1221 Avenue of the Americas                 Director     2001            President of various U.S. registered investment companies
New York, NY 10020                                                       managed by Morgan Stanley Investment Management Inc.;
                                                                         previously, Managing Director and Chief Operating Officer
                                                                         of TCW Investment Management Company.

Stefanie V. Chang (36)                      Vice         Vice President  Executive Director of Morgan Stanley & Co. Incorporated
Morgan Stanley Investment Management Inc.   President    since 1997      and Morgan Stanley Investment Management Inc.; formerly,
1221 Avenue of the Americas                                              practiced law with New York law firm of Rogers & Wells
New York, NY 10020                                                       (now Clifford Chance US LLP); Vice President of certain
                                                                         funds in the Fund Complex.

Lorraine Truten (41)                        Vice         Vice President  Executive Director of Morgan Stanley Investment
Morgan Stanley Investment Management Inc.   President    since 2001      Management Inc.; Head of Global Client Services, Morgan
1221 Avenue of the Americas                                              Stanley Investment Management Inc.; President, Morgan
New York, NY 10020                                                       Stanley Fund Distribution, Inc. formerly, President of
                                                                         Morgan Stanley Institutional Fund Trust; Vice President
                                                                         of certain funds in the Fund Complex.

Mary E. Mullin (35)                         Secretary    Secretary       Vice President of Morgan Stanley & Co., Incorporated and
Morgan Stanley Investment Management Inc.                since 1999      Morgan Stanley Investment Management, Inc.; formerly,
1221 Avenue of the Americas                                              practiced law with the New York law firms of McDermott,
New York, NY 10020                                                       Will & Emery and Skadden, Arps, Slate, Meagher & Flom
                                                                         LLP; Secretary of certain funds in the Fund Complex.

James W. Garrett (34)                       Treasurer    Treasurer       Executive Director of Morgan Stanley & Co. Incorporated
Morgan Stanley Investment Management Inc.                since 2002      and Morgan Stanley Investment Management Inc. and
1221 Avenue of the Americas                                              Treasurer of various U.S. registered investment companies
New York, NY 10020                                                       managed by Morgan Stanley Investment Management Inc.;
                                                                         formerly, with Price Waterhouse LLP (now
                                                                         PricewaterhouseCoopers LLP).

Belinda A. Brady (34)                       Assistant    Assistant       Fund Administration Senior Manager, J.P. Morgan Investor
J.P. Morgan Investor Services Co.           Treasurer    Treasurer       Services Co. (formerly Chase Global Funds Services
73 Tremont Street                                        since 2001      Company); formerly, Senior Auditor at Price Waterhouse
Boston, MA 02108-3913                                                    LLP (now PricewaterhouseCoopers LLP). Assistant Treasurer
                                                                         of certain funds in the Fund Complex.

----------------
* Each Officer serves an indefinite term, until his or her successor is elected.

                                        MORGAN STANLEY EASTERN EUROPE FUND, INC.

Dividend Reinvestment and Cash Purchase Plan

     Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), each stockholder will be deemed to have elected, unless American Stock Transfer & Trust Company (the "Plan Agent") is otherwise instructed by the stockholder in writing, to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in Fund shares.

     Dividend and capital gain distributions will be reinvested on the reinvestment date in full and fractional shares. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value. If net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a dividend or capital gain distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

     The Plan Agent's fees for the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant's behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although stockholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

     In the case of stockholders, such as banks, brokers or nominees, that hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in the stockholder's name and held for the account of beneficial owners who are participating in the Plan.

     Stockholders who do not wish to have distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and stockholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

Morgan Stanley Eastern Europe Fund, Inc.
American Stock Transfer & Trust Company
Dividend Reinvestment and Cash Purchase Plan
59 Maiden Lane
New York, New York 10030
1-800-278-4353